EXHIBIT B

       THIS NOTE AND THE SECURITIES INTO WHICH THIS NOTE MAY
     BE CONVERTED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE UNREGISTERED SECURITIES MAY
    NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR
          OBTAINING AN EXEMPTION THEREFROM UNDER SAID ACT.



                            HADRON, INC.

                        6% Convertible Note




  $______                                      ________1999
                                                  McLean, Virginia


       FOR VALUE RECEIVED, the undersigned, Hadron, Inc. a corporation organized under the laws of the State of New
  York, ("Maker") hereby promises to pay to [   ] ("Holder"),
  the principal sum of $_______, together with interest from the date hereof (computed on the basis of a three hundred and sixty (360) day year) at the rate of six percent (6%) per annum on the principal amount from time to time remaining unpaid hereof at Holder's address set forth on Attachment A, or at such other place as the Holder may from time to time in writing designate. Interest and principal shall be payable in lawful money of the United State of America, as follows:

  Accrued interest shall be payable on a quarterly basis, beginning on the third (3rd) month anniversary date of the date first stated above and the outstanding principal amount
  hereof shall be paid in full on [   ], 2002 (the "Maturity
  Date"), unless this Convertible Note shall have been fully paid or converted in its entirety as hereinafter provided:

       1.   Convertible Notes.

            This Convertible Note is one of several promissory notes issued pursuant to the Stock Purchase Agreement and Other Sellers' Stock Purchase Agreements dated as of April
  30, 1999 among Maker and the shareholders of Avenue
  Technologies, Inc.

       2.   Prepayment and Waiver of Presentment.

              This Convertible Note may be prepaid in whole or in part at any time more than ninety (90) days after the date of issuance without the prior written consent of the Holder, provided that written notice of such intention to prepay is given by Maker to Holder at least thirty (30) days prior to prepayment, during which period Holder may exercise Holder's conversion rights hereunder. The Maker waives presentment, demand, notice of dishonor, protest and notice of nonpayment and protest.

    3.    Events of Default.

     In the event of the occurrence of an Event of Default (as defined below) the Holder may declare the entire unpaid principal balance of this Convertible Note, together with interest accrued, immediately due and payable at the place of payment, without presentment, protest, notice or demand, all of which are expressly waived. The term "Event of Default" shall mean:

    (a)       the failure to pay any installment of
              principal or interest due under this
              Convertible Note within thirty days after the day on which any such payment is due;

    (b)       the Maker shall admit in writing its
              inability to pay its debts generally as they become due; an order, judgment or decree shall be entered for relief in respect of or adjudicating the Maker bankrupt or insolvent;
              the Maker shall petition or apply to any tribunal for the appointment of, or taking of possession by, a trustee, receiver, custodian, or liquidator or other similar official of the Maker or any substantial part of its assets; or the Maker shall commence any proceeding relating to the Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, or any such petition or application is filed or any such proceeding is commenced against the Maker and such petition, application or proceeding is not dismissed within 120 days.

    Interest Rate After Default. Upon the occurrence of an Event of Default, the Holder may, upon notice to the Maker, raise the interest rate on the unpaid principal amount under this Convertible Note to a rate which is two (2) percentage points above the rate of interest otherwise applicable (the "Default Interest Rate"), independent of whether the Holder elects to accelerate the unpaid principal balance as a result of such default.

    Interest Rate After Judgment. If judgment is entered against the Maker on this Convertible Note, the amount of the judgment entered (which may include principal, interest, fees and costs shall bear interest at the higher of the maximum interest rate imposed upon judgments by applicable law or the Default Interest Rate.

    Expenses of Collection and Attorneys' Fees. Upon the occurrence of an Event of Default, if this Convertible Note is referred to an attorney for collection, whether or not suit has been filed, the Maker shall pay all of the Holder's reasonable costs, fees and expenses, including all attorneys' fees resulting from such referral which relate to the collection of this Convertible Note.

    Status of Subsequent Holders. In the event any Holder of this Convertible Note transfers this Convertible Note for value, and provided the Holder complies with Section 5, the Maker agrees that all subsequent holders of this Convertible Note shall have all rights of a holder of a negotiable instrument with respect to this Convertible Note even though this Convertible Note may not qualify, under applicable law, absent this section, as a negotiable instrument.

    Extensions of Maturity. The Maker agrees that the maturity of this Convertible Note, or any payment due hereunder, may be extended by the Holder at any time or from time to time without releasing, discharging, or affecting the liability of Maker.

    Assignability. This Convertible Note may be assigned by the Holder or any holder at any time or from time to time provided such assignment is consistent with
 Section 5.

    Invalidity of Any Part. If any provision or part of any provision of this Convertible Note shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Convertible
 Note, and this Convertible Note shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

    4.   Conversion.

     The Holder of this Convertible Note is hereby given the right to convert at any time following the ninetieth (90) day from the date first written above and prior to the Maturity Date all or such portion of the unpaid principal amount (but not the accrued or unpaid interest) of this Convertible Note into fully paid and non-assessable shares of Hadron, Inc.'s common stock, with a par value of $.02 per share ("Common Stock") on the basis of one share of Common Stock for each two dollars and twenty-five cents ($2.25) of the principal amount ("Conversion Price").

     Such conversion shall be effected by the surrender of this Convertible Note at the principal office of the Maker (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the Holder), during usual business hours, together with notice in writing that the Holder wishes to convert all or a portion of this Convertible Note, which notice shall also state the exact principal amount to be converted, and instructions for delivery of the Common Stock.

     As soon as practicable after the conversion date, the Maker shall deliver to Holder certificates representing the number of shares of Common Stock issuable by reason of the conversion. The Holder shall also make payment to the Holder of accrued interest to the date of conversion on the portion of the Note converted in accordance with this Convertible Note.

     In each case of conversion of this Convertible
  Note in part only, the Maker shall receive this Convertible Note as a fiduciary agent of the Holder, shall endorse on this Convertible Note the date and the amount of this Convertible Note so converted, and such amount shall be deemed no longer outstanding. Upon such endorsement, the Maker shall promptly return this Convertible Note to the Holder.

    5.   Sale of Convertible Note.

     Neither this Convertible Note nor the Common Stock have been registered under the Securities Act of 1933, as amended, (the "1933 Act") or under the securities laws of any state and they may not be sold, transferred, pledged or hypothecated in the absence of (1) an effective registration statement for such securities under the 1933 Act, and such registration or qualification as may be necessary under the applicable securities laws of any state, or (2) an opinion of counsel in the form and substance reasonably satisfactory to the Maker that such registration or qualification is not required. The Maker may cause the certificate or certificates evidencing all or any of the shares issued upon exercise of the conversion rights to bear the following legend:

              "The shares evidenced by this
              certificate have not been registered
              under the Securities Act of 1933, as
              amended, or under the securities
              laws of any state.  The shares may
              not be sold, transferred, pledged or
              hypothecated in the absence of an
              effective registration statement
              under the Securities Act of 1933, as
              amended, and such registration or
              qualification as may be necessary
              under the securities laws of any
              state, or an opinion of counsel
              satisfactory to the Company that
              such registration and qualification
              is not required."

     This Convertible Note shall be registered on the books of the Maker kept at its principal offices for that purpose, and shall be transferable only on such books by the Holder hereof in person or by duly authorized attorney upon surrender of this Convertible Note properly endorsed, and only in compliance with the provisions hereof.

    Subject to compliance with Section 5, this Convertible Note may be divided or combined with other Convertible Notes upon presentation thereof at the office of the Maker, together with a written notice specifying the name or names and denomination or denominations in which a new Convertible Note or new Convertible Notes are to be issued, signed by the Holder or by the duly appointed legal representative or duly authorized attorney thereof. The Maker shall execute and deliver a new Convertible Note or Convertible Notes to be divided or combined in accordance with such notice.

    6.   Restrictions.

        (a) The Maker will at all times from and after this date reserve and keep available out of its authorized but unissued shares of Common Stock or its treasury shares, or otherwise, solely for the purpose of issuance upon the conversion of this Convertible Note, such number of shares of Common Stock as shall then be issuable upon the conversion of this Convertible Note. The Maker covenants that all shares of Common Stock that shall be so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.

        (b) The issuance of certificates for shares of Common Stock upon conversion of this Convertible Note shall be made without charge to the Holder for any issuance tax or other cost incurred by the Maker in connection with such conversion and the related issuance of shares of Common Stock.

        (C) Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Convertible Notes, the Maker shall take any corporate action which may be necessary in order that the Maker may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Conversion Price.


    7.   Voting.

     Nothing contained in this Convertible Note shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Maker or any other matter.

    8.   Adjustments.

         (a)  Adjustment.  The number of shares of Common
  Stock which are issuable upon conversion of this Convertible
  Note shall be subject to adjustment from time to time as set forth in this Section 8.

         (b)  Stock Dividends, Subdivisions and
   Combinations.  If at any time the Maker shall:

             (i)   declare, order, pay or make a dividend
                   on Common Stock payable in additional
                   shares of Common Stock or other
                   securities;

            (ii)   subdivide its outstanding shares of
                   Common Stock into a larger number of
                   shares of Common Stock; or

           (iii)   combine its outstanding shares of
                   Common Stock into a smaller number of
                   shares of Common Stock;

  then (a) the number of shares of Common Stock for which this Convertible Note is exercisable immediately after the happening of such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock immediately prior to the happening of such event would own or be entitled to receive after the happening of such event, and (B) the Conversion Price shall be adjusted to equal (1) the Conversion Price in effect immediately prior to such event multiplied by the number of shares of Common Stock issuable upon conversion of this Convertible Note immediately prior to the adjustment divided by (2) the number of shares issuable upon conversion of this Convertible Note immediately after such adjustment.

     (c) Dividends and Distributions. If the Maker shall distribute to all holders of its outstanding shares of Common Stock assets or securities other than additional shares of Common Stock, including stock of a subsidiary but excluding dividends or distributions of indebtedness, cash and distributions referred to in Section 8(b), (any such assets or securities, the "assets or securities"), then, in each case, the number of shares of Common Stock issuable after such record date to Holder upon the exercise of each Convertible Note shall be determined by multiplying the number of shares of Common Stock issuable upon the exercise of such Convertible Note immediately prior to such record date by a fraction, the numerator of which shall be the fair market value per share of Common Stock immediately prior to the record date for such distribution and the denominator of which shall be the fair market value per share of Common Stock immediately prior to the record date for such distribution less the then fair value as determined in good faith by the Board of Directors of Maker of the evidences of its assets or other distributions so distributed attributable to one share of Common Stock. Such adjustment shall be made on the record date for the determination of shareholders entitled to receive such distribution. Any adjustment required by this Section 8(c) shall be made on the record date for the determination of shareholders entitled to receive such distribution.

    9.   Organic Changes.

     If any capital reorganization or reclassification of the capital stock of the Maker (other than a change in par value, or from par value to no par value, or as a result of an issuance of Common Stock by dividend, or other distribution or by reason of a subdivision or combination), or any consolidation or merger of the Maker with or into another corporation, ("Organic Change") shall be effected in such a way that all of the holders of Common Stock shall be entitled to receive stock or securities with respect to or in exchange for Common Stock, then appropriate provision shall be made with respect to the Holder's rights and interests to the end that the provisions contained in this Convertible Note shall thereafter be applicable in relation to any shares of stock or securities thereafter deliverable upon the conversion of this Convertible Note (including, in the case of any such consolidation or merger, an immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of this Convertible Note and, if applicable, the conversion price), such that Holder shall thereafter have the right to acquire and receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Maker, upon the conversion of this Convertible Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock acquirable and receivable upon conversion of this Convertible Note immediately prior to the event giving rise to the Organic Charge.

    10.  Notice of Adjustment.

     Immediately upon any adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of this Convertible Note or any adjustment or readjustment in the conversion price, the Maker shall send written notice to the Holder, which notice shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Maker shall, upon written request of the Holder of the Convertible Note, furnish or cause to be furnished to such Holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the conversion price then in effect, and
  (iii) the number of shares of Common Stock which then would be received upon the conversion of the Convertible Note. The Maker may retain a firm of independent public accountants to make any computation required under this Section and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made.

    11.  Fractional Interests.

     The Maker shall not be required to issue any fractional shares of Common Stock on the conversion of this Convertible Note. If any principal amount remains unpaid upon conversion of this Convertible Note, the Maker shall pay such remaining principal amount on the Maturity Date, or such earlier date as the Maker may select.

    12.  Notices.

     (a) Any notice pursuant to this Convertible Note to be given or made by the Holder to or upon the Maker shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the Maker to the Holder) as follows:

              Hadron, Inc.
              7611 Little River Turnpike
              Suite 404 West
              Annandale, VA 22003
              Attention:  S. Amber Gordon,
              Executive Vice President

     (b) Any notice pursuant to this Convertible Note to be given or made by the Maker to or upon the Holder shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the Holder to the Maker) to the address of the Holder set forth in Attachment A.

    13.  Register of Notes.

     The Maker shall keep at its principal office (or such other place the Maker reasonably designates) a register for the registration of Convertible Notes. Each transfer of the Convertible Notes, conversion thereof into Common Stock and payment thereunder as well as the name and address of such holder of Convertible Notes shall be noted on the register of Convertible Notes. The register shall be made available by the Maker for review by the Holder or his agent during usual business hours of the Maker.

    14.  Modification and Waiver.

     No modification or waiver of any provision of this Convertible Note, nor any departure by the Maker therefrom, shall in any event be effective unless the same shall be in writing signed by the Holder and then such modification or waiver shall be effective only in the specific instance for the specific purpose given.

    15.  Notice of Certain Mergers and Asset Dispositions.

     In the event that the Maker proposes to consolidate with or merge into another corporation in a transaction in which the Common Stock will be changed or converted into other securities, cash or property, or to sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation or other entity, the Maker shall deliver to each Holder any written notice of such proposed transaction which it is also sending to all of the record holders of its Common Stock. Company will provide to Holder upon receipt of a written request, one copy of materials forwarded to stockholders or filed with the Securities and Exchange Commission by the Company.

    16.  Miscellaneous.

     The Maker will make and deliver a new Convertible
  Note of like tenor in the principal amount of this Convertible
  Note in lieu of such Convertible Note upon receipt by the Maker of: (i) evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Convertible Note; (ii) in case of loss, theft or destruction of this Convertible Note, of indemnity reasonably satisfactory to Maker, and upon reimbursement to the Maker of all reasonable expenses incidental thereto; and (iii) this Convertible Note, surrendered and cancelled, in the case of mutilation. Any Convertible Note so made and delivered shall be dated as of the date to which interest shall have been paid on the Convertible Note lost, stolen, destroyed or mutilated.

    The terms of this Convertible Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

    This Convertible Note shall not be valid or obligatory for any purpose until authenticated by the execution hereof by the President or CEO of the Maker.

    IN WITNESS WHEREOF, Hadron, Inc., a New York corporation has caused this Convertible Note to be signed in its corporate name by its President or CEO and its corporate seal affixed hereto duly attested, by authority duly given, all as of the day and year first above written.



  Attest:                    HADRON, INC.
                             a New York Corporation




  ____________________       By:  __________________________
  Corporate Secretary              C. W. Gilluly
                                   Chairman and
                                   Chief Executive Officer








  [SEAL]